SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 30, 2002

GENESEE & WYOMING INC.

(Exact Name of registrant specified in its charter)

Delaware	0-20847	06-0984624

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Field Point Road Greenwich, Connecticut 06830 (Address of principal executive offices)

Registrant’s telephone number: (203) 629-3722

Item 2. Acquisition or Disposition of Assets.

On August 28, 2002, the Registrant completed the purchase of all of the issued and outstanding shares of common stock (the “Shares”) of Utah Railway Company (“URC”) from Arava Natural Resources Company, Inc. (“ANRC”) for approximately $55.7 million in cash, including transaction costs. The acquisition was consummated pursuant to the terms of a Stock Purchase Agreement, dated as of August 19, 2002, among the Registrant, ANRC and Mueller Industries, Inc. (“MLI”) (the “Stock Purchase Agreement”). The Registrant purchased the shares of URC and made an election under Section 338 (h)(10) of the U.S. Tax Code to treat the stock purchase as an asset purchase and, therefore, will receive the stepped up basis of the assets for tax purposes. The purchase price was allocated to current assets ($4.3 million), property and equipment ($18.1 million) and intangible assets ($35.9 million) less assumed current liabilities ($2.6 million).

URC (either directly or through its wholly-owned subsidiary, Salt Lake City Southern Railroad Company, Inc.) operates over 46 miles of owned track and 374 miles of track under track access agreements. The tracks over which URC operates run from Ogden, Utah to Grand Junction, Colorado. In addition, URC serves industrial customers in and around Salt Lake City, Utah through trackage rights from the Utah Transit Authority. The Registrant (through URC, its new wholly-owned subsidiary) intends to continue to use the assets of URC for the same purposes to which they were previously devoted.

The Registrant funded the acquisition under the Third Amended and Restated Revolving Credit Agreement dated as of August 17, 1999 among the Registrant, certain subsidiaries, Fleet National Bank (f/k/a BankBoston, N.A.) and the banks named therein.

No material relationship exists between ANRC or MLI and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

The foregoing information contained in this Form 8-K with respect to the acquisition is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement, which is filed herewith as an Exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)-(b) Financial statements of business acquired and pro forma financial information and exhibits.

     The audited financial statements, unaudited financial statements and unaudited pro forma financial statements are included herein as Exhibit 99.1.

     (c)  Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

2.1	Stock Purchase Agreement dated August 19, 2002, among the Registrant, Arava Natural Resources Company, Inc. and Mueller Industries, Inc. (incorporated herein by reference to Exhibit 2.1 of

Exhibit Number	Description

Genesee & Wyoming Inc.’s Current Report on Form 8-K, as filed with the Commission on August 30, 2002)

23.1	Consent of Ernst & Young LLP

99.1	Audited financial statements, unaudited financial statements and unaudited pro forma financial statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC. (Registrant)

By: /s/ John C. Hellmann Name: John C. Hellmann Title: Chief Financial Officer

October 29, 2002

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Stock Purchase Agreement dated August 19, 2002, among the Registrant, Arava Natural Resources Company, Inc. and Mueller Industries, Inc. (incorporated herein by reference to Exhibit 2.1 of Genesee & Wyoming Inc.’s Current Report on Form 8-K, as filed with the Commission on August 30, 2002)

*23.1	Consent of Ernst & Young LLP

*99.1	Audited financial statements, unaudited financial statements and unaudited pro forma financial statements.

* Exhibit filed with this Report.

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